FBR Securitization Trust 2005-4
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FBRSI 2005-4	Silent Seconds Loans
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	41	11,625,798.88	2.60	5.443	697	80.02
5.501 - 6.000	208	55,738,407.74	12.45	5.863	672	79.98
6.001 - 6.500	481	123,105,461.36	27.49	6.333	672	79.99
6.501 - 7.000	727	165,301,873.43	36.91	6.798	661	79.99
7.001 - 7.500	346	62,952,026.16	14.06	7.261	656	79.99
7.501 - 8.000	173	25,768,198.41	5.75	7.683	642	80.00
8.001 - 8.500	23	2,556,822.20	0.57	8.180	650	79.63
8.501 - 9.000	6	753,644.38	0.17	8.681	703	79.99

Total:	2,005	447,802,232.56	100.00	6.646	665	79.99

Min: 5.280
Max: 8.745
Weighted Average: 6.646

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV

0.01 - 50,000.00	5	246,151.25	0.05	7.698	621	79.97
50,000.01 - 100,000.00	301	24,449,547.50	5.46	7.029	640	79.98
100,000.01 - 150,000.00	407	50,695,333.16	11.32	6.900	649	79.98
150,000.01 - 200,000.00	259	45,227,992.88	10.10	6.725	662	80.00
200,000.01 - 250,000.00	267	59,978,943.85	13.39	6.653	663	79.98
250,000.01 - 300,000.00	259	70,446,867.66	15.73	6.560	669	79.99
300,000.01 - 350,000.00	184	59,835,544.01	13.36	6.617	664	80.00
350,000.01 - 400,000.00	144	53,794,270.23	12.01	6.567	668	80.00
400,000.01 - 450,000.00	100	42,656,403.04	9.53	6.510	682	79.98
450,000.01 - 500,000.00	45	21,097,602.04	4.71	6.488	668	80.00
500,000.01 - 550,000.00	19	9,974,148.62	2.23	6.402	694	80.02
550,000.01 - 600,000.00	6	3,454,738.14	0.77	6.302	691	79.99
600,000.01 - 650,000.00	4	2,517,677.23	0.56	6.200	681	80.00
650,000.01 - 700,000.00	3	2,008,000.00	0.45	6.664	659	80.00
700,000.01 - 750,000.00	2	1,419,012.95	0.32	6.131	692	80.00

Total:	2,005	447,802,232.56	100.00	6.646	665	79.99

Min: $47,041.26
Max: $715,812.95
Average: $223,342.76

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV

ARM 2/28 - 24 mo. IO	982	274,380,379.00	61.27	6.610	669	79.99
ARM 2/28	864	150,277,669.57	33.56	6.669	658	79.98
Fixed 30 yr	108	12,695,741.22	2.84	7.120	646	79.92
ARM 3/27 - 36 mo. IO	24	5,640,466.72	1.26	6.735	674	80.00
Fixed 30 yr - 60 mo. IO	10	2,597,862.75	0.58	6.595	682	80.00
ARM 3/27	15	1,921,427.14	0.43	6.706	658	80.00
Fixed 15 yr	2	288,686.16	0.06	6.537	611	80.00

Total:	2,005	447,802,232.56	100.00	6.646	665	79.99

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-4	Silent Seconds Loans
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Rate Type	Loans	Balance	Balance	Coupon	Score	LTV

Adjustable	1,885	432,219,942.43	96.52	6.632	665	79.99
Fixed	120	15,582,290.13	3.48	7.022	651	79.94

Total:	2,005	447,802,232.56	100.00	6.646	665	79.99

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
MI Coverage	Loans	Balance	Balance	Coupon	Score	LTV

Not Covered	2,005	447,802,232.56	100.00	6.646	665	79.99

Total:	2,005	447,802,232.56	100.00	6.646	665	79.99

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Seasoning (Months)	Loans	Balance	Balance	Coupon	Score	LTV

2	345	78,337,998.24	17.49	6.533	665	79.97
3	983	218,033,176.34	48.69	6.637	664	79.99
4	652	146,184,977.96	32.64	6.718	666	80.00
5	20	3,819,653.65	0.85	6.726	658	80.00
6	3	480,420.44	0.11	6.864	668	80.00
7	2	946,005.93	0.21	6.444	684	80.00

Total:	2,005	447,802,232.56	100.00	6.646	665	79.99

Min: 2
Max: 7
Weighted Average: 3

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

1	2,005	447,802,232.56	100.00	6.646	665	79.99

Total:	2,005	447,802,232.56	100.00	6.646	665	79.99

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

70.01 - 75.00	2	187,939.54	0.04	7.262	652	72.48
75.01 - 80.00	2,002	447,067,893.02	99.84	6.647	665	79.99
80.01 - 85.00	1	546,400.00	0.12	5.500	681	80.35

Total:	2,005	447,802,232.56	100.00	6.646	665	79.99

Min: 71.48
Max: 80.35
Weighted Average: 79.99

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-4	Silent Seconds Loans
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV

540 - 559	2	242,159.80	0.05	6.913	544	80.00
560 - 579	12	1,999,761.79	0.45	6.571	575	80.00
580 - 599	161	26,590,405.14	5.94	6.764	591	80.00
600 - 619	192	33,962,801.90	7.58	6.587	610	79.98
620 - 639	383	78,670,391.09	17.57	6.824	630	79.97
640 - 659	370	84,674,458.50	18.91	6.778	649	80.00
660 - 679	278	65,843,267.71	14.70	6.590	669	79.97
680 - 699	216	53,454,530.54	11.94	6.546	689	79.99
700 - 719	169	44,552,656.70	9.95	6.459	708	80.00
720 - 739	101	27,154,820.80	6.06	6.449	729	80.00
740 - 759	67	18,671,994.90	4.17	6.591	748	80.00
760 - 779	43	9,894,998.75	2.21	6.397	768	80.00
780 - 799	8	1,697,989.29	0.38	6.505	788	80.00
800 - 819	3	391,995.65	0.09	6.878	805	80.00

Total:	2,005	447,802,232.56	100.00	6.646	665	79.99

Min: 540
Max: 814
NZ Weighted Average: 665

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV

Purchase	1,779	394,739,633.23	88.15	6.662	666	80.00
Cashout Refinance	208	49,677,656.12	11.09	6.518	655	79.94
Rate/Term Refinance	18	3,384,943.21	0.76	6.594	653	79.82

Total:	2,005	447,802,232.56	100.00	6.646	665	79.99

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Single Family	1,425	326,932,594.39	73.01	6.648	665	79.99
PUD	293	56,956,346.19	12.72	6.687	657	79.98
Condo	241	50,685,906.76	11.32	6.606	672	80.00
Duplex	46	13,227,385.22	2.95	6.556	671	80.01

Total:	2,005	447,802,232.56	100.00	6.646	665	79.99

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

Stated	1,148	275,267,520.86	61.47	6.828	677	79.99
Full	855	172,054,539.87	38.42	6.353	646	79.99
Limited	2	480,171.83	0.11	6.844	634	80.00

Total:	2,005	447,802,232.56	100.00	6.646	665	79.99

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-4	Silent Seconds Loans
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV

Owner Occupied	2,005	447,802,232.56	100.00	6.646	665	79.99

Total:	2,005	447,802,232.56	100.00	6.646	665	79.99

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV

Arizona	71	11,542,420.68	2.58	6.699	666	80.00
California	843	268,166,667.94	59.89	6.539	672	80.00
Colorado	74	12,700,020.59	2.84	6.528	639	80.00
Connecticut	6	884,635.54	0.20	7.172	655	80.00
Florida	118	22,865,171.23	5.11	6.753	660	79.96
Hawaii	5	1,807,888.11	0.40	6.528	671	79.57
Illinois	257	47,394,230.18	10.58	6.823	665	79.98
Indiana	1	143,693.98	0.03	5.670	570	80.00
Kansas	4	695,006.69	0.16	7.711	646	78.64
Michigan	8	1,030,363.23	0.23	6.847	691	79.99
Minnesota	52	9,083,891.02	2.03	6.455	655	79.95
Missouri	37	4,797,080.23	1.07	7.039	651	80.00
Nevada	51	12,163,172.95	2.72	6.781	659	80.00
New Mexico	1	117,246.34	0.03	5.990	698	80.00
Oklahoma	28	2,562,608.32	0.57	7.043	624	80.00
Oregon	11	2,441,778.84	0.55	6.459	660	80.00
South Carolina	1	103,920.00	0.02	7.620	640	80.00
Tennessee	2	163,492.43	0.04	6.742	683	80.00
Texas	363	38,839,199.31	8.67	7.025	638	79.99
Utah	48	6,405,800.48	1.43	6.788	643	80.00
Washington	15	2,526,407.50	0.56	6.396	654	80.00
Wisconsin	9	1,367,536.97	0.31	6.669	657	80.00

Total:	2,005	447,802,232.56	100.00	6.646	665	79.99

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Prepayment Penalty Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	371	74,911,664.20	16.73	6.868	667	79.98
12	71	21,418,676.38	4.78	6.830	672	80.00
24	1,425	332,001,461.30	74.14	6.567	664	79.99
36	138	19,470,430.68	4.35	6.929	652	79.95

Total:	2,005	447,802,232.56	100.00	6.646	665	79.99

Loans with Penalty: 83.27

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-4	Silent Seconds Loans
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Margin (%) - ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

3.501 - 4.000	94	15,283,942.38	3.54	6.921	660	79.98
4.001 - 4.500	38	6,189,475.87	1.43	6.928	665	80.00
4.501 - 5.000	13	4,620,464.84	1.07	6.453	661	80.00
5.001 - 5.500	2	381,344.65	0.09	6.293	599	80.00
5.501 - 6.000	1,708	398,431,846.77	92.18	6.614	666	79.99
6.001 - 6.500	28	7,025,667.95	1.63	6.867	653	80.00
6.501 - 7.000	1	139,200.00	0.03	6.990	612	80.00
7.001 - 7.500	1	147,999.97	0.03	7.070	670	80.00

Total:	1,885	432,219,942.43	100.00	6.632	665	79.99

Min: 3.750
Max: 7.250
Weighted Average (>0): 5.897

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Maximum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

11.001 - 11.500	16	3,435,849.88	0.79	5.435	697	80.00
11.501 - 12.000	92	21,517,246.87	4.98	5.830	661	79.98
12.001 - 12.500	208	45,476,944.99	10.52	6.162	671	80.00
12.501 - 13.000	407	82,464,515.66	19.08	6.418	663	79.98
13.001 - 13.500	466	109,597,082.96	25.36	6.575	671	80.00
13.501 - 14.000	504	125,303,965.41	28.99	6.887	664	80.00
14.001 - 14.500	135	32,675,071.25	7.56	7.280	654	79.95
14.501 - 15.000	46	9,879,766.18	2.29	7.693	648	80.00
15.001 - 15.500	10	1,449,499.23	0.34	8.163	652	80.00
15.501 - 16.000	1	420,000.00	0.10	8.745	749	80.00

Total:	1,885	432,219,942.43	100.00	6.632	665	79.99

Min: 11.280
Max: 15.745
Weighted Average (>0): 13.281

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Minimum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	41	11,625,798.88	2.69	5.443	697	80.02
5.501 - 6.000	206	55,524,347.00	12.85	5.862	672	79.98
6.001 - 6.500	458	118,724,071.49	27.47	6.334	672	80.00
6.501 - 7.000	699	161,134,672.28	37.28	6.799	662	79.99
7.001 - 7.500	322	60,426,976.19	13.98	7.260	656	79.99
7.501 - 8.000	143	22,459,433.58	5.20	7.671	644	80.00
8.001 - 8.500	14	1,857,601.75	0.43	8.153	648	79.49
8.501 - 9.000	2	467,041.26	0.11	8.742	735	79.98

Total:	1,885	432,219,942.43	100.00	6.632	665	79.99

Min: 5.280
Max: 8.745
Weighted Average (>0): 6.632

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-4	Silent Seconds Loans
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Initial Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	878	151,939,368.17	35.15	6.671	658	79.98
1.500	1,007	280,280,574.26	64.85	6.611	669	79.99

Total:	1,885	432,219,942.43	100.00	6.632	665	79.99

Min: 1.000
Max: 1.500
Weighted Average (>0): 1.324

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Subsequent Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	1,885	432,219,942.43	100.00	6.632	665	79.99

Total:	1,885	432,219,942.43	100.00	6.632	665	79.99

Min: 1.000
Max: 1.000
Weighted Average (>0): 1.000

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Months to Next Adjustment	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

17	2	946,005.93	0.22	6.444	684	80.00
18	3	480,420.44	0.11	6.864	668	80.00
19	16	3,251,108.49	0.75	6.799	656	80.00
20	603	138,462,134.28	32.04	6.710	667	80.00
21	905	207,507,797.50	48.01	6.618	664	79.99
22	317	74,010,581.93	17.12	6.511	665	79.97
31	1	190,963.03	0.04	5.620	720	80.00
32	16	3,297,247.47	0.76	6.836	661	80.00
33	13	2,205,706.52	0.51	6.653	658	80.00
34	9	1,867,976.84	0.43	6.738	695	80.00

Total:	1,885	432,219,942.43	100.00	6.632	665	79.99

Min: 17
Max: 34
Weighted Average: 21

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.